UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 M Street, NW Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 266-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K of The Advisory Board Company (the “Company”) that was filed with the Securities and Exchange Commission on January 12, 2015 (the “Original Form 8-K”) to report, among other matters, the completion of the Company’s acquisition of Royall Acquisition Co. (“Royall”), on January 9, 2015. This Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide certain financial statements of Royall and to provide certain unaudited pro forma financial information of the Company in connection with the Company’s acquisition of Royall.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Royall Acquisition Co. and its subsidiaries as of June 30, 2014, 2013 and 2012, and for the years then ended (including the consolidated statements of comprehensive income, changes in stockholder’s equity and cash flows for Royall & Company Holding, Inc. and its subsidiaries for the period from July 1, 2011 to December 22, 2011), and the unaudited consolidated financial statements of Royall Acquisition Co. and its subsidiaries as of and for the three months ended September 30, 2014 and 2013 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated by reference in this Item 9.01(a).

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information of The Advisory Board Company as of September 30, 2014, for the six months ended September 30, 2014, and for the year ended March 31, 2014 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference in this Item 9.01(b).

(c)	Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers, LLP, independent auditor for Royall Acquisition Co.

99.1	Audited Consolidated Financial Statements of Royall Acquisition Co. and Subsidiaries:

Reports of Independent Auditor
Consolidated Balance Sheets as of June 30, 2014, 2013 and 2012
Consolidated Statements of Comprehensive Income for the years ended June 30, 2014, 2013 and 2012
Consolidated Statements of Changes in Stockholder’s Equity for the years ended June 30, 2014, 2013 and 2012
Consolidated Statements of Cash Flows for the years ended June 30, 2014, 2013 and 2012
Notes to Consolidated Financial Statements

Unaudited Consolidated Financial Statements of Royall Acquisition Co. and Subsidiaries:

Consolidated Balance Sheets as of September 30, 2014, June 30, 2014 and September 30, 2013
Consolidated Statements of Comprehensive Income for the three months ended September 30, 2014 and 2013
Consolidated Statements of Cash Flows for the three months ended September 30, 2014 and 2013
Notes to Unaudited Consolidated Financial Statements

99.2	Unaudited pro forma combined financial information of The Advisory Board Company as of September 30, 2014, for the six months ended September 30, 2014, and for the year ended March 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

Date: January 20, 2015	/s/ Michael T. Kirshbaum
Michael T. Kirshbaum
Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers, LLP, independent auditor for Royall Acquisition Co.

99.1	Audited Consolidated Financial Statements of Royall Acquisition Co. and Subsidiaries:

Reports of Independent Auditor
Consolidated Balance Sheets as of June 30, 2014, 2013 and 2012
Consolidated Statements of Comprehensive Income for the years ended June 30, 2014, 2013 and 2012
Consolidated Statements of Changes in Stockholder’s Equity for the years ended June 30, 2014, 2013 and 2012
Consolidated Statements of Cash Flows for the years ended June 30, 2014, 2013 and 2012
Notes to Consolidated Financial Statements

Unaudited Consolidated Financial Statements of Royall Acquisition Co. and Subsidiaries:

Consolidated Balance Sheets as of September 30, 2014, June 30, 2014 and September 30, 2013
Consolidated Statements of Comprehensive Income for the three months ended September 30, 2014 and 2013
Consolidated Statements of Cash Flows for the three months ended September 30, 2014 and 2013
Notes to Unaudited Consolidated Financial Statements

99.2	Unaudited pro forma combined financial information of The Advisory Board Company as of September 30, 2014, for the six months ended September 30, 2014, and for the year ended March 31, 2014